                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                          ---------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): JUNE 17, 2004

                          ---------------------------


                              STONEPATH GROUP, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         DELAWARE                      001-16105                 65-0867684
----------------------------     ------------------------    -------------------
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


1600 MARKET STREET, SUITE 1515
PHILADELPHIA, PENNSYLVANIA                                         19103
----------------------------------------                         ----------
(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (215) 979-8370

                                 Not Applicable
      --------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         The Form 8-K Current Report filed by Stonepath Group, Inc. on June 24, 2004 is hereby amended to include the letter from KPMG LLP attached as Exhibit 16 hereto.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  16       Letter from KPMG LLP dated June 29, 2004.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          STONEPATH GROUP, INC.



Date: June 30, 2004                       By: /s/ Dennis L. Pelino
                                              ---------------------------------
                                              Dennis L. Pelino, Chairman and
                                              Chief Executive Officer













                                       3